Noncontrolling Interest	12 Months Ended
Dec. 31, 2012
Noncontrolling Interest [Abstract]
Noncontrolling interest
NOTE 23: NONCONTROLLING INTEREST

Navios Logistics
During 2009, the agreement pursuant to which Navios Logistics acquired CNSA and Horamar was amended to postpone until June 30, 2010 the date for determining whether the EBITDA target was achieved. On June 17, 2010, $2,500 in cash and the 504 shares remaining in escrow were released from escrow upon the achievement of the EBITDA target threshold. The 504 remaining shares held in escrow and released in June 2010 were valued at a new fair value of $10,869. The noncontrolling interest was adjusted for the percentage change in ownership by Navios Holdings. Following the release of the remaining shares that were held in escrow, Navios Holdings owned 63.8% of Navios Logistics.
On July 25, 2011, the Company acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd .Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol S.A. (“Vitol”). The Company paid a total consideration of $8,500 for such noncontrolling interests ($8,638 including transactions expenses), and simultaneously paid $53,155 in full and final settlement of all amounts of indebtedness of such joint ventures under certain loan agreements. The transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction.
The caption “Navios Logistics - reallocation of noncontrolling interest” within Navios Holdings' consolidated statements of changes in equity relates to the impact on Navios Holdings' consolidated financial statements of an adjustment recorded to adjust amounts recorded for fixed assets, goodwill and noncontrolling interests in the Navios Logistics' financial statements.
Navios Acquisition
On March 30, 2011, Navios Holdings completed the Navios Acquisition Share Exchange whereby Navios Holdings exchanged 7,676,000 shares of Navios Acquisition's common stock it held for non-voting Series C preferred stock of Navios Acquisition pursuant to an Exchange Agreement entered into on March 30, 2011 between Navios Acquisition and Navios Holdings. The fair value of the exchange was $30,474, which was based on the share price of the publicly traded common shares of Navios Acquisition on March 30, 2011. Immediately after the Navios Acquisition Share Exchange, Navios Holdings' ownership of the outstanding voting stock of Navios Acquisition decreased to 45% and Navios Holdings no longer controls a majority of the voting power of Navios Acquisition. From that date onwards, Navios Acquisition has been considered as an affiliate entity of Navios Holdings and not as a controlled subsidiary of the Company, and the investment in Navios Acquisition has been accounted for under the equity method due to the Company's significant influence over Navios Acquisition. Navios Acquisition has been accounted for under the equity method of accounting based on Navios Holdings' economic interest in Navios Acquisition, since the preferred stock is considered to be, in substance, common stock for accounting purposes.
On November 4, 2011, of the 1,378,122 contingently returnable shares of common stock of Navios Acquisition that were issued on September 10, 2010 and deposited into escrow for the VLCC Acquisition (see also Note 3), 1,160,963 shares were released to the sellers and the remaining 217,159 shares were returned to Navios Acquisition in settlement of representations and warranties attributable to the prior sellers. As of December 31, 2012, Navios Holdings' ownership of the outstanding voting stock of Navios Acquisition was 45.24% and its economic interest in Navios Acquisition was 53.96%.